                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT: Steve Filton                                   April 16, 2003
         Chief Financial Officer
         (610) 768-3300

                     UNIVERSAL HEALTH SERVICES, INC. REPORTS
                          18% FIRST QUARTER EPS GROWTH

KING OF PRUSSIA, PA -- Universal Health Services, Inc. (NYSE: UHS) announced today that its earnings per share (diluted) for the three-month period ended March 31, 2003 were $.84, an 18% increase from the earnings per share recorded in the same period of the prior year. Net revenues and net income for the quarter were $894.8 million and $52.8 million, increases of 11% and 16%, respectively, from the results of the same period in the prior year. At March 31, 2003, the Company's balance sheet debt, net of cash, was approximately $709 million and its shareholders' equity was approximately $950 million.

     On a same facility basis, patient admissions to the Company's acute care hospitals located in the U.S. and Puerto Rico and the Company's behavioral health care facilities, increased approximately 2% during the first quarter of 2003 as compared to the comparable prior year quarter. For the Company's acute care hospitals owned in both periods located in the U.S. and Puerto Rico, revenues and revenue per adjusted patient day each increased 8.4% during the 2003 first quarter as compared to the prior year quarter. For the Company's behavioral health hospitals owned in both periods, revenues increased 4.8% and revenue per adjusted patient day increased 1.7%.

     The Company's operating margin (as calculated on the attached schedule of Supplemental Consolidated Income Statement Information), increased to 16.6% in the three-month period ended March 31, 2003 as compared to 16.3% in the same period of the prior year. Managed care pricing remained strong in the quarter. Operating margins for the Company's acute care hospitals located in the U.S. and Puerto Rico owned in both the three-month periods ended March 31, 2003 and March 31, 2002, increased to 18.3% from 17.7%. Operating margins for the Company's behavioral health hospitals owned in both periods increased to 21.4% during the first quarter of 2003 from 20.5% during the prior year quarter.

     During the quarter, the Company acquired a 108-bed behavioral health system in Anchorage, Alaska and two hospitals located in France. The Company expects to complete

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construction of its new 176-bed hospital in Las Vegas and a 90-bed addition to its Northwest Texas Hospital in Amarillo, Texas later in 2003.

     There will be a conference call for investors at 9:00AM ET on Thursday, April 17, 2003. The dial-in number is 1-877-648-7971.

     Universal Health Services, Inc. is one of the nation's largest hospital companies, operating acute care and behavioral health hospitals, ambulatory surgery and radiation centers nationwide, in Puerto Rico, and in France. It acts as the advisor to Universal Health Realty Income Trust, a real estate investment trust (NYSE: UHT).

     Certain statements in this release may constitute forward-looking statements and are subject to various risks and uncertainties as discussed in the Company's filings with the Securities and Exchange Commission. The Company is not obligated to update these forward-looking statements even if the Company's assessment of these risks and uncertainties changes. The Company uses operating income and/or operating margin, which are commonly used indicators within the health care industry, as analytical indicators for purposes of assessing operating performance of its facilities. Operating income and operating margin should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from operating income and operating margin are significant components in understanding and assessing financial performance. Because operating income and operating margin are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, operating income and operating margin as presented may not be comparable to other similarly titled measures of other companies.

     For additional information on the Company, visit our web site: http://www.uhsinc.com.

                                     (more)

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                         Universal Health Services, Inc.
                        Consolidated Statements of Income
                    (in thousands, except per share amounts)
                                    Unaudited

                                                                        Three months
                                                                       ended March 31,
                                                               ------------------------------
                                                                    2003            2002
                                                                    ----            ----
Net revenues                                                    $    894,808    $    804,371

Operating charges:
  Salaries, wages and benefits                                       355,782         319,707
  Other operating expenses                                           203,910         191,896
  Supplies expense                                                   120,737         103,508
  Provision for doubtful accounts                                     65,420          57,894
  Depreciation and amortization                                       34,537          29,408
  Lease and rental expense                                            15,821          15,190
  Interest expense, net                                                9,855           8,964
  Gain on foreign exchange and derivative transactions                    (6)           (234)
                                                                ------------    ------------
                                                                     806,056         726,333
                                                                ------------    ------------

Income before minority interests and income taxes                     88,752          78,038
Minority interests in earnings
  of consolidated entities                                             5,030           5,873
                                                                ------------    ------------

Income before income taxes                                            83,722          72,165
Provision for income taxes                                            30,932          26,492
                                                                ------------    ------------
                Net income                                      $     52,790    $     45,673
                                                                ============    ============

Earnings per common share - basic                               $       0.91    $       0.76
                                                                ============    ============
Earnings per common share - diluted                             $       0.84    $       0.71
                                                                ============    ============

Weighted average number of common shares - basic                      58,277          59,862
Weighted average number of common share equivalents                    7,319           7,186
                                                                ------------    ------------
Weighted average number of common shares and equiv. - diluted         65,596          67,048
                                                                ============    ============

EARNINGS PER SHARE CALCULATION

Net income                                                      $     52,790    $     45,673
Add: Debenture interest, net of taxes                                  2,177           2,092
                                                                ------------    ------------
Adjusted net income                                             $     54,967    $     47,765

Weighted average number of common shares - basic                      58,277          59,862
Add: Shares for conversion of convertible debentures                   6,577           6,577
     Other share equivalents                                             742             609
                                                                ------------    ------------
Weighted average number of common shares and equiv. - diluted         65,596          67,048

Earnings per common share - diluted                             $       0.84    $       0.71
                                                                ============    ============

                         Universal Health Services, Inc.
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                    Unaudited

                                           March 31,      December 31,
                                             2003             2002
                                        --------------   --------------

Assets:
Cash and cash equivalents               $       32,416   $       17,750
Accounts receivable, net                       510,149          474,763
Other current assets                           112,013          114,063
Property, plant and equipment, net           1,222,171        1,167,287
Other assets                                   564,279          549,366
                                        --------------   --------------
                                        $    2,441,028   $    2,323,229
                                        ==============   ==============

Liabilities and Stockholders' Equity:
Current portion of long-term debt       $       11,092   $        8,253
Other current liabilities                      377,658          362,160
Other noncurrent liabilities                   219,310          206,238
Minority interest                              139,070          134,339
Long-term debt                                 730,600          680,514
Deferred income taxes                           13,309           14,266
Stockholders' equity                           949,989          917,459
                                        --------------   --------------
                                        $    2,441,028   $    2,323,229
                                        ==============   ==============

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                         Universal Health Services, Inc.
             Supplemental Consolidated Income Statement Information
                                 (in thousands)
                                    unaudited

                                                             Three months ended      Three months ended
                                                               March 31, 2003          March 31, 2002
                                                               --------------          --------------
Net revenues                                                 $894,808     100.0%     $804,371     100.0%

Operating charges:
  Salaries, wages and benefits                                355,782      39.8%      319,707      39.7%
  Other operating expenses                                    203,910      22.8%      191,896      23.9%
  Supplies expense                                            120,737      13.5%      103,508      12.9%
  Provision for doubtful accounts                              65,420       7.3%       57,894       7.2%
                                                            ----------  --------    ----------  --------
                                                              745,849      83.4%      673,005      83.7%
                                                            ----------  --------    ----------  --------

Operating income/margin                                       148,959      16.6%      131,366      16.3%
  Depreciation and amortization                                34,537                  29,408
  Lease and rental expense                                     15,821                  15,190
  Interest expense, net                                         9,855                   8,964
  Gain on foreign exchange and derivative transactions             (6)                   (234)
  Minority interests in earnings of consolidated entities       5,030                   5,873
                                                            ----------              ----------
Income before income taxes                                     83,722                  72,165

Provision for income taxes                                     30,932                  26,492
                                                            ----------              ----------
Net income                                                   $ 52,790                $ 45,673
                                                            ==========              ==========

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                         Universal Health Services, Inc.
                      Supplemental Statistical Information
                                   (unaudited)


                                                                  % Change
                                                                Quarter Ended
Same Facility Basis                                               03/31/2003
                                                                -------------
Acute Care Hospitals
--------------------
Revenues                                                                 8.4%
Adjusted Admissions                                                      2.7%
Adjusted Patient Days                                                    0.0%
Revenue Per Adjusted Admission                                           5.6%
Revenue Per Adjusted Patient Day                                         8.4%


Behavioral Health Hospitals
---------------------------
Revenues                                                                 4.8%
Adjusted Admissions                                                      1.3%
Adjusted Patient Days                                                    3.1%
Revenue Per Adjusted Admission                                           3.4%
Revenue Per Adjusted Patient Day                                         1.7%


--------------------------------------------------------------------------------


UHS Consolidated                                   First Quarter Ended
                                               ------------------------------
                                                03/31/2003        03/31/2002
                                                ----------        ----------

Revenues                                          $894,808          $804,371
EBITDA (1)                                        $128,108          $110,303
EBITDA Margin (1)                                     14.3%             13.7%

Cash Flow From Operations                         $ 80,766          $ 56,873
Days Sales Outstanding                                  51                54
Capital Expenditures                              $ 40,342          $ 40,711

Debt (net of cash)                                $709,276          $689,660
Shareholders Equity                               $949,989          $853,542
Debt / Total Capitalization                           42.7%             44.7%
Debt / EBITDA (2)                                     1.57              1.84
Debt / Cash From Operations (2)                       2.00              2.37


Acute Care EBITDAR Margin (3)                         18.3%             17.7%
Behavioral Health EBITDAR Margin (3)                  21.4%             20.5%


(1) Net of Minority Interest
(2) Latest 4 quarters
(3) Before Corporate overhead allocation and minority interest


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                         UNIVERSAL HEALTH SERVICES, INC.
                          SELECTED HOSPITAL STATISTICS
                                 MARCH 31, 2003

AS REPORTED:

                                                      For the three months ended

                                          Acute (1)                      Behavioral Health
                                   03/31/03     03/31/02      %         03/31/03   03/31/02      %
                                   --------     --------      -         --------   --------      -
Hospitals owned and leased               25           26    -3.8%             39         37     5.4%
Average licensed beds                 5,735        5,846    -1.9%          3,871      3,749     3.3%
Patient days                        320,892      323,304    -0.7%        268,090    248,968     7.7%
Average daily census                3,565.5      3,592.3    -0.7%        2,978.8    2,766.3     7.7%
Occupancy-licensed beds                62.2%        61.4%    1.2%           77.0%      73.8%    4.3%
Admissions                           68,115       66,860     1.9%         21,954     21,251     3.3%
Length of stay                          4.7          4.8    -2.6%           12.2       11.7     4.2%

Inpatient revenue                $1,509,452   $1,286,326    17.3%       $273,277   $242,379    12.7%
Outpatient revenue                  510,743      424,543    20.3%         38,573     38,300     0.7%
Total patient revenue             2,020,195    1,710,869    18.1%        311,850    280,679    11.1%
Other revenue                        11,006       15,216   -27.7%          8,601      9,742   -11.7%
Gross hospital revenue            2,031,201    1,726,085    17.7%        320,451    290,421    10.3%

Total deductions                  1,354,963    1,102,157    22.9%        167,704    148,300    13.1%

Net hospital revenue             $  676,238   $  623,928     8.4%       $152,747   $142,121     7.5%

SAME FACILITY:

                                                      For the three months ended

                                          Acute (1)                    Behavioral Health (2)
                                   03/31/03     03/31/02      %         03/31/03   03/31/02      %
                                   --------     --------      -         --------   --------      -
Hospitals owned and leased               25           26    -3.8%             37         37     0.0%
Average licensed beds                 5,735        5,846    -1.9%          3,754      3,749     0.1%
Patient days                        320,892      323,304    -0.7%        259,038    248,940     4.1%
Average daily census                3,565.6      3,592.3    -0.7%        2,878.2    2,766.0     4.1%
Occupancy-licensed beds                62.2%        61.4%    1.2%           76.7%      73.8%    3.9%
Admissions                           68,115       66,860     1.9%         21,744     21,251     2.3%
Length of stay                          4.7          4.8    -2.6%           11.9       11.7     1.7%


(1) Inland Valley and Rancho Springs combined on July 1, 2002
(2) North Star Hospital and Residential Center are excluded in both current and prior years.